EXHIBIT 10.67

                                       =========================================
                                       ***TEXT OMITTED AND FILED SEPARATELY
                                           CONFIDENTIAL TREATMENT REQUESTED
                                            UNDER 17 C.F.R. SS.SS.200.80(B)(4),
                                                 200.83 AND 240.24B-2
                                       =========================================

                                LICENSE AGREEMENT

          THIS LICENSE AGREEMENT (the "Agreement") is made as of July 22, 1998 (the "Effective Date") by and between CORVAS INTERNATIONAL, INC., a Delaware corporation ("CORVAS"), and ORTHO-CLINICAL DIAGNOSTICS, INC., a New York corporation and a wholly-owned subsidiary of Johnson & Johnson ("OCD").

          WHEREAS, CORVAS and Ortho Diagnostic Systems, Inc., a predecessor of OCD ("ODSI") have entered into that certain License Agreement dated as of June 8, 1992 (the "License Agreement"), pursuant to which CORVAS granted to ODSI licenses to certain patent rights held by CORVAS for the development and commercialization of certain IN-VITRO diagnostic assay products incorporating recombinant human tissue factor;

          WHEREAS, CORVAS and OCD wish to terminate the License Agreement; and

          WHEREAS, CORVAS wishes to grant to OCD, and OCD wishes to obtain from CORVAS, an exclusive license under certain patent rights held by CORVAS for the development and commercialization of certain IN-VITRO diagnostic assay products based on or incorporating recombinant human tissue factor on the terms and subject to the conditions set forth herein.

          Now, THEREFORE, in consideration of the mutual covenants and promises hereinafter set forth, the parties hereto hereby agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

          1.1 "AFFILIATE" means an individual, trust, business trust, joint venture, partnership, corporation, association or any other entity which owns, is owned by or is under common ownership with a party. For the purposes of this definition, the term "owns" (including, with correlative meanings, the terms "owned by" and "under common ownership with") as used with respect to any party, shall mean the possession (directly or indirectly) of 50% or more of the outstanding voting securities of a corporation or comparable equity interest in any other type of entity.

          1.2 "COMMERCIAL PURPOSE" means the transfer or use of any Product for valuable consideration.

          1.3 "CONFIDENTIAL INFORMATION" means any confidential or proprietary information, including, without limitation, information related to the CORVAS Patent Rights or the existence of, terms of, or performance of, this agreement, whether in oral, written, graphic or electronic form.

          1.4 "CONTROL" means possession of the ability to grant a license or sublicense as provided for herein without violating the terms of any agreement or other arrangement with any Third Party.

          1.5 "CORVAS PATENT RIGHTS" means all rights under the patents and/or patent applications set forth on Exhibit A hereto, and any and all patents issuing thereon, owned by or under the Control Of CORVAS, including, without limitation, any and all substitutions, extensions (including supplemental protection certificates), registrations, confirmations, reissues, divisionals, continuations, continuations-in-part, re-examinations, renewals and foreign counterparts of the aforementioned.

          1.6 "MULTI-TEST AUTOMATED PT PRODUCT" means any Product which is not a Single-Test PT Product.

          1.7 "OCD-SCRIPPS LICENSE AGREEMENT" means any license agreement between OCD and Scripps that comprises the patent rights embraced by the Scripps License Agreement.

          1.8 "PRODUCT" means any IN-VITRO diagnostic assay product (including, without limitation, Multi-Test Automated PT Products and Single-Test PT Products), the manufacture, use or sale, offer to sell or import of which would infringe a Valid Claim but for the license granted herein.

          1.9 "SCRIPPS LICENSE AGREEMENT" means that certain Research and License Agreement for Human Tissue Factor for Diagnostic Purposes between CORVAS and Scripps Clinic and Research Foundation dated as of May 19, 1988, as amended, as set forth in Exhibit B hereto.

          1.10 "SINGLE-TEST PT PRODUCT" means any Product which is marketed, sold or distributed through (a) retail outlets, whether supplied directly or through drug wholesalers, including drug stores, food stores, combination food and drug stores and mass merchandisers; (b) direct marketing, including sales by mail-order catalog, telemarketing or television marketing; (c) facilities for use in on-site, non-laboratory medical testing as part of an overall employee wellness program; or (d) physicians' offices (which do not have an on-site group practice laboratory) and physicians for distribution to their patients for self-testing.

          1.11  "TERM" shall have the meaning set forth in Section 8.1.

          1.12 "THIRD PARTY" means any entity other than OCD or CORVAS or an Affiliate of OCD or CORVAS.

          1.13 "UNIT" means a single IN VITRO diagnostic assay (i. e., used for an individual determination).

          1.14 "VALID CLAIM" means a claim of an unexpired patent within Corvas Patent Rights which has not been held unpatentable or invalid by a non-appealable decision of a court or other appropriate body of competent jurisdiction.

                                    ARTICLE 2
                   GRANT OF LICENSE AND ASSIGNMENT OF LICENSE

          2.1 GRANT OF LICENSE TO CORVAS PATENT RIGHTS. Subject to the terms and conditions of this Agreement, CORVAS hereby grants to OCD a worldwide, exclusive license, including the right to grant sublicenses, under the CORVAS Patent Rights to develop, make, have made, use, offer for sale, sell and import Multi-Test Automated PT Products for the Term.

          2.2 SUBLICENSES. OCD shall notify any sublicensee hereunder of all rights and obligations of OCD under this Agreement which are sublicensed to such sublicensee and shall notify CORVAS within 30 days of the grant of any sublicense hereunder.

          2.3 ASSIGNMENT OF SCRIPPS LICENSE AGREEMENT. CORVAS hereby assigns to OCD the Scripps License Agreement and all Of CORVAS' rights and obligations thereunder. In partial consideration for such assignment, OCD hereby agrees that it will not take any action which would impair its ability to assign the Scripps License Agreement back to CORVAS pursuant to Section 8.3.

                                    ARTICLE 3
                                PRODUCT PAYMENTS

          3.1 LICENSE FEE. In partial consideration for the grant of the license set forth in Section 2.1, OCD agrees to pay CORVAS a one-time, non-refundable fee equal to [***] within 10 days after the Effective Date.

          3.2 ROYALTIES. During the Term, OCD shall pay to CORVAS a royalty equal to [***] for each Unit of Multi-Test Automated PT Product sold or transferred by OCD, its Affiliates or its sublicensees to any Third Party or used by OCD, its Affiliates or its sublicensees for any Commercial Purpose.

                                    ARTICLE 4
                            PAYMENTS; RECORDS; AUDITS

          4.1 PAYMENT; REPORTS. Royalty payments and reports for the sale, transfer or use, as the case may be, of Multi-Test Automated PT Product by OCD, its Affiliates and sublicensees shall be calculated and reported for each calendar quarter. All royalty payments due to CORVAS under this Agreement shall be paid within 45 days of the end of each calendar quarter, unless otherwise specifically provided herein. Each payment of royalties shall be accompanied by a report of the number of Units of Multi-Test Automated PT Products sold, transferred or used, as the case may be, including the royalties payable in U.S. dollars, in sufficient detail to permit confirmation of the accuracy of the royalty payment made.

          4.2 MANNER AND PLACE OF PAYMENT. All royalty payments due to CORVAS under this Agreement shall be paid in U.S. dollars and shall be made by wire transfer, unless otherwise specified by CORVAS.

          4.3 RECORDS AND AUDITS. During the Term and for a period of five years thereafter, OCD shall keep complete and accurate records pertaining to the sale or other disposition of Multi-Test Automated PT Products in sufficient detail to permit CORVAS to confirm the accuracy of all payments due hereunder. CORVAS shall have the right to cause an independent, certified public accountant reasonably acceptable to OCD to audit such records to confirm sales of Multi-Test Automated PT Products and royalty payments for the preceding year. Such audits may be exercised during normal business hours once a year upon at least 30 working days' prior written notice to OCD. CORVAS shall bear the full cost of such audit unless such audit discloses an underpayment by more than 5% of the amount of the royalties due under this Agreement. In such case, OCD shall bear the full cost of such audit.

----------
***Confidential Treatment Requested.

          4.4 TAXES. All income taxes and taxes in lieu of income taxes levied on account of the royalties accruing to CORVAS under this Agreement shall be paid by CORVAS for its own account. If provision is made in law or regulation for withholding, such tax shall be deducted from the royalty payment made by OCD to the proper taxing authority and a receipt of payment of the tax secured and promptly delivered to CORVAS. Each party agrees to assist the other party in claiming exemption from or credit for such deductions or withholdings under any double taxation or similar agreement or treaty from time to time in force.

                                    ARTICLE 5
                                 CONFIDENTIALITY

          5.1 NONDISCLOSURE. During the Term and for a period of five years thereafter, each party will maintain all Confidential Information of the other party as confidential and will not disclose any such Confidential Information to any Third Party or use any Confidential Information for any purpose, except (a) as expressly authorized by this Agreement, (b) as required by law or court order, or (c) disclosure may be made to its Affiliates, employees, agents, consultants and other representatives so long as such persons are under an obligation of confidentiality no less stringent than set forth herein. Each party may use such Confidential Information only to the extent required to accomplish the purposes of this Agreement. Each party will use at least the same standard of care as it uses to protect proprietary or confidential information of its own to ensure that its Affiliates, employees, agents, consultants and other representatives do not disclose or make any unauthorized use of the Confidential Information of the other party. Each party will promptly notify the other upon discovery of any unauthorized use or disclosure of the Confidential Information of the other party.

          5.2 EXCEPTIONS. Confidential Information shall not include any information which the receiving party can prove by competent evidence:

                (a) is now, or hereafter becomes, through no act or failure to act on the part of the receiving party, generally known or available;

                (b) is lawfully known by the receiving party at the time of receiving such information;

                (c) is hereafter furnished to the receiving party by a Third Party, as a matter of right and without restriction on disclosure; or

                (d) is the subject of a written permission to disclose provided by the disclosing party.

                                    ARTICLE 6
                          INTELLECTUAL PROPERTY RIGHTS

          6.1 APPLICATION, PROSECUTION AND MAINTENANCE OF CORVAS PATENT RIGHTS. From and after the Effective Date, CORVAS shall be responsible for the filing, prosecution and maintenance of all patent applications and patents within the CORVAS Patent Rights. CORVAS shall keep OCD informed of significant developments with regard to the filing, prosecution and maintenance of patent applications and patents within the CORVAS Patent Rights. OCD shall cooperate fully with CORVAS in the filing, prosecution and maintenance of patent applications and patents within the CORVAS Patent Rights.

          6.2 REIMBURSEMENT OF PATENT EXPENSES. During the Term, OCD shall reimburse CORVAS for all reasonable and documented costs and expenses incurred by CORVAS in the filing, prosecution and maintenance of the CORVAS Patent Rights within 30 days following receipt from CORVAS of copies of billing invoices for such costs and expenses. Provided that OCD satisfies its reimbursement obligations hereunder, CORVAS agrees that it shall diligently prosecute and maintain all existing patents and patent applications within the CORVAS Patent Rights, and further, that it shall file, prosecute and maintain any additional patent applications and patents within the CORVAS Patent Rights as reasonably directed in writing by OCD, in CORVAS' name and at OCD's sole expense. If OCD subsequently informs CORVAS in writing that OCD no longer wishes to reimburse CORVAS for expenses relating to any such patent application or patent in any country, then CORVAS shall approach LifeScan, Inc. ("LIFESCAN") to assume such obligation under that certain License Agreement dated as of July 22, 1998 between CORVAS and LIFESCAN to sell Single-Test PT Products. If LIFESCAN likewise informs CORVAS in writing that it does not wish to reimburse CORVAS for such patent expenses, effective upon receipt of such written communication, then CORVAS shall be free, at its sole discretion and expense, and with no further obligations to OCD under such CORVAS Patent Rights, to either abandon the subject patent application or patent or to continue said prosecution and maintenance. Any patent application or patent for which CORVAS shall assume the responsibility for the cost of its prosecution and/or maintenance shall be removed from the CORVAS Patent Rights and shall no longer be subject to any right of OCD hereunder.

          6.3 INFRINGEMENT BY THIRD PARTIES. OCD and CORVAS shall promptly notify the other in writing of any alleged or threatened infringement of any patent included in the CORVAS Patent Rights of which they become aware. Both parties shall use reasonable efforts in cooperating with each other to terminate such infringement without litigation. OCD shall have the first right to bring and control any action or proceeding with respect to any such infringement which relates to any Multi-Test Automated PT Product, at its own expense and by counsel of its own choice, and CORVAS shall have the right, at its own expense, to be represented in any such action by counsel of its own choice. If OCD fails to bring an action or proceeding with respect to any infringement of any CORVAS Patent Rights, which relates to any Multi-Test Automated PT Product, within (a) 60 days following the notice of alleged infringement or (b) 10 days before the time limit, if any, set forth in the appropriate laws and regulations for the filing of such actions, whichever comes first, CORVAS, shall have the right to bring and control any such action, at its own expense and by counsel of its own choice, and OCD shall have the right, at its own expense, to be represented in any such action by counsel of its own choice. CORVAS, or a party with which CORVAS may contract or otherwise designate, shall have the right to bring and control any action or proceeding with respect to any such infringement which does not relate to any Multi-Test Automated PT Product, at its own expense and by counsel of its own choice. In the event a party brings an infringement action, the other party shall cooperate fully, including if required to bring such action, the furnishing of a power of attorney. Neither party shall have the right to settle any patent infringement litigation under this Section 6.3 in a manner that diminishes the rights or interests of the other party or obligates the other party to make any payment or take any action without the consent of such other party. Except as otherwise agreed to by the parties as part of a cost sharing arrangement, any recovery realized as a result of such litigation, after reimbursement of any litigation expenses of OCD and CORVAS, shall belong to the party who brought the action.

                                    ARTICLE 7
                    REPRESENTATIONS, WARRANTIES AND COVENANTS

          7.1 CORPORATE POWER. Each party hereby represents and warrants that such party is duly organized and validly existing under the laws of the state of its incorporation and has full corporate power and authority to enter into this Agreement and to carry out the provisions hereof.

          7.2 DUE AUTHORIZATION. Each party hereby represents and warrants that such party is duly authorized to execute and deliver this Agreement and to perform its obligations hereunder, subject to the written consent of Scripps Clinic and Research Foundation to the assignment of the Scripps License Agreement from CORVAS to OCD pursuant to Section 2.3.

          7.3 BINDING AGREEMENT. Each party hereby represents and warrants that this Agreement is a legal and valid obligation binding upon it and is enforceable in accordance with its terms. The execution, delivery and performance of this Agreement by such party does not conflict with any agreement, instrument or understanding, oral or written, to which it is a party or by which it may be bound, nor violate any law or regulation of any court, governmental body or administrative or other agency having authority over it.

          7.4 OWNERSHIP OF CORVAS PATENT RIGHTS. CORVAS represents and warrants that (a) CORVAS is the holder of all right, title and interest in and to the CORVAS Patent Rights, (b) CORVAS has not granted any license under the CORVAS Patent Rights and is under no obligation to grant any such license, except to OCD and LIFESCAN, and (c) there are no outstanding liens, encumbrances, agreements or understandings of any kind, either written, oral or implied, regarding the CORVAS Patent Rights which are inconsistent or in conflict with this Agreement.

          7.5 DISCLAIMER OF WARRANTIES. EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, CORVAS DOES NOT MAKE ANY REPRESENTATION OR WARRANTY TO OCD OF ANY KIND, EXPRESS OR IMPLIED, WITH RESPECT TO THE CORVAS PATENT RIGHTS OR THE PATENT RIGHTS EMBRACED BY THE SCRIPPS LICENSE AGREEMENT, INCLUDING, WITHOUT LIMITATION, ANY WARRANTY OF NONINFRINGEMENT, MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

          7.6 LIMITATION OF LIABILITY. NEITHER CORVAS NOR OCD SHALL BE ENTITLED TO RECOVER FROM THE OTHER PARTY ANY SPECIAL, INCIDENTAL, CONSEQUENTIAL OR PUNITIVE DAMAGES IN CONNECTION WITH THE CORVAS PATENT RIGHTS, THE PATENT RIGHTS EMBRACED BY THE SCRIPPS LICENSE AGREEMENT OR THE LICENSE GRANTED HEREUNDER.

          7.7 INDEMNIFICATION. OCD hereby agrees to indemnify, save, defend and hold harmless CORVAS and its officers, directors, employees, consultants and agents from and against any and all suits, claims, actions demands, liabilities, expenses and losses, including reasonable legal expenses and attorneys' fees ("Losses") arising directly or indirectly out of the practice of the license granted hereunder, except to the extent such Losses result from the gross negligence or the willful misconduct Of CORVAS. In the event CORVAS seeks Indemnification under this Section 7.7, CORVAS shall inform OCD of a claim as soon as reasonably practicable after CORVAS receives notice of the claim, shall permit OCD to assume direction and control of the defense of the claim (including the right to settle the claim solely for monetary consideration), and shall cooperate as requested (at the expense of OCD) in the defense of the claim.

                                    ARTICLE 8
                                TERM; TERMINATION

          8.1 TERM. This Agreement shall begin on the Effective Date and shall end upon the expiration of the last to expire of the CORVAS Patent Rights (the "Patent Expiration Date"), unless terminated earlier in accordance with the terms of this Agreement (the "Term").

          8.2   TERMINATION.

                (a) Either party may terminate this Agreement prior to the Patent Expiration Date upon or after the bankruptcy, insolvency, dissolution or winding up of the other party (other than dissolution or winding up for the purposes of reconstruction or amalgamation).

                (b) The non-breaching party may terminate this Agreement prior to the Patent Expiration Date upon or after the breach of any material provision of this Agreement by the other party if the breaching party has not cured such breach within 60 days following written notice thereof by the non-breaching party.

                (c) Either party may terminate this Agreement prior to the Patent Expiration Date upon or after OCD, its Affiliates and sublicensees discontinue the marketing, sale, distribution and use of all in-vitro diagnostic assay products, which are not Single-Test PT Products, that incorporate [***] following 60 days' written notice to the other party.

                (d) OCD may terminate this Agreement prior to the Patent Expiration Date following written notice to CORVAS if (i) OCD has paid at least [***] of cumulative royalties to CORVAS under this Agreement, or (ii) in the event OCD has not paid at least [***] of cumulative royalties to CORVAS under this Agreement, OCD pays CORVAS the difference between [***] and the cumulative royalties actually paid to CORVAS to date.

          8.3   EFFECT OF EXPIRATION OR TERMINATION.

                (a) Upon termination of this Agreement by either party pursuant to Section 8.2(a), all rights to the CORVAS Patent Rights under this Agreement shall revert to CORVAS, all royalty obligations under Section 3.2 shall terminate, and OCD shall, in its sole discretion, either (i) assign the Scripps License Agreement back to CORVAS, or (ii) sublicense all rights granted to CORVAS under the Scripps License Agreement necessary to develop, make, have made, use, offer for sale, sell and import Multi-Test Automated PT Products back to CORVAS on the same terms and conditions as in the Scripps License Agreement.

                (b) Upon termination of this Agreement by either party pursuant to Section 8.2(c), by CORVAS pursuant to Section 8.2(b) or by OCD pursuant to
Section 8.2(d), all rights to the CORVAS Patent Rights shall revert to CORVAS, any and all sublicenses granted hereunder by OCD shall remain in effect, but shall be assigned to CORVAS, and OCD shall, in its sole discretion, except for termination by CORVAS pursuant to Section 8.2(b) in which case it shall be in CORVAS' sole discretion to, either (i) assign the Scripps License Agreement back to CORVAS, or (ii) sublicense all rights granted to CORVAS under the Scripps License Agreement necessary to develop, make, have made, use, offer for sale, sell and import Multi-Test Automated PT Products back to CORVAS on the same terms and conditions as in the Scripps License Agreement.

----------
***Confidential Treatment Requested.

                (c) Upon termination of this Agreement by OCD pursuant to
Section 8.2(b), the license granted under Section 2.1 shall remain in effect so long as OCD does not breach its obligations to CORVAS under this Agreement, and all royalty obligations under Section 3.2 shall terminate.

                (d) Upon termination of this Agreement for any reason other than by CORVAS pursuant to Section 8.2, OCD shall have the right for a period of 18 months following the date of termination to finish any work-in-process and to dispose of any Multi-Test Automated PT Products in its possession or control; PROVIDED, HOWEVER, OCD shall make all royalty payments to CORVAS relating to such Multi-Test Automated PT Products as required under Section 3.2.

                (e) Expiration or termination of this Agreement shall not relieve the parties of any obligation accruing prior to such expiration or termination. The provisions of Sections 4.3, 7.5, 7.6, 7.7 and 8.3 and Articles 1, 5 and 9 shall survive termination or expiration of this Agreement.

                (f) Termination of this Agreement by a party pursuant to Section
8.2 shall not confer upon OCD any right to practice within the CORVAS Patent Rights in the absence of a license to the CORVAS Patent Rights or other such express authorization from CORVAS.

                                    ARTICLE 9
                                  MISCELLANEOUS

          9.1 FORCE MAJEURE. Neither party shall be held liable or responsible to the other party nor be deemed to have defaulted under or breached this Agreement for failure or delay in fulfilling or performing any term of this Agreement when such failure or delay is caused by or results from causes beyond the reasonable control of the affected party, including, but not limited to, fire, floods, embargoes, war, acts of war (whether war be declared or not), insurrections, riots, civil commotions, strikes, lockouts or other labor disturbances, acts of God or acts, omissions or delays in acting by any governmental authority or the other party.

          9.2   ASSIGNMENT.

                (a) Except as expressly provided hereunder, neither this Agreement nor any rights or obligations hereunder may be assigned or otherwise transferred by either party without the prior written consent of the other party (which consent shall not be unreasonably withheld); PROVIDED, HOWEVER, that either party may assign this Agreement and its rights and obligations hereunder without the consent of the other party (i) in connection with the transfer or sale of all or substantially all of the assets of such party to which this Agreement pertains (for the avoidance of doubt, such assets shall consist of the tangible and intangible property related to Multi-Test Automated PT Products for monitoring or evaluating bleeding and/or clotting processes), (ii) in the event of a merger or reorganization of such party with or into another party, or (iii) to any Affiliate. Notwithstanding the foregoing, any such assignment to an Affiliate shall not relieve the assigning party of its responsibilities for performance of its obligations under this Agreement.

                (b) The rights and obligations of the parties under this Agreement shall be binding upon and inure to the benefit of the successors and permitted assigns of the parties. Any assignment not in accordance with this Agreement shall be void.

          9.3 PUBLICITY. The parties agree that neither party will originate any press release or other public announcement, written or oral, or otherwise make any disclosure relating to the existence or terms of or performance under this Agreement without the prior written approval of the other party, except as may otherwise be required by law, including compliance with securities laws (in which case the disclosing party shall still consult with the other party prior to such disclosure).

          9.4 GOVERNING LAW AND ARBITRATION. All matters affecting the interpretation, validity and performance of this Agreement shall be governed by the laws of the State of New Jersey. Any and all disputes between the parties relating in any way to the execution of this Agreement and/or the validity, construction, meaning, enforceability, or performance of this Agreement or any of its provisions, or the intent of the parties in entering into this Agreement, or any dispute relating to patent validity or infringement arising under this Agreement, shall be settled by arbitration. Such arbitration shall be conducted in San Diego, California if initiated by OCD, or in New Brunswick, New Jersey if initiated by CORVAS, in accordance with the rules then pertaining to the American Arbitration Association with a panel of three arbitrators. The arbitrators shall be selected from the National Panel of Arbitrators of the American Arbitration Association (the "AAA"). Each party shall select one arbitrator and the two selected arbitrators shall select the third arbitrator. If the two selected arbitrators cannot agree on a third arbitrator then the AAA shall select the third arbitrator from the National Panel of Arbitrators. Reasonable discovery as determined by the arbitrators shall apply to the arbitration proceeding. The law of the State of New Jersey shall apply to the arbitration proceedings. Judgment upon the award rendered by the arbitrators may be entered in any court having jurisdiction thereof.

          9.5 WAIVER. Except as specifically provided for herein, the waiver from time to time by either of the parties of any of their rights or their failure to exercise any remedy shall not operate or be construed as a continuing waiver of the same rights or remedies or of any other of such party's rights or remedies provided in this Agreement.

          9.6 SEVERABILITY. If any term, covenant or condition of this Agreement or the application thereof to any party or circumstance shall, to any extent, be held to be invalid or unenforceable, then (a) the remainder of this Agreement, or the application of such term, covenant or condition to parties or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby and each term, covenant or condition of this Agreement shall be valid and be enforced to the fullest extent permitted by law; and (b) the parties hereto covenant and agree to renegotiate any such term, covenant or application thereof in good faith to provide a reasonably acceptable alternative to the term, covenant or condition of this Agreement or the application thereof that is invalid or unenforceable, it being the intent of the parties that the basic purposes of this Agreement are to be effectuated.

          9.7 TERMINATION OF LICENSE AGREEMENT. CORVAS and OCD hereby agree that, as of the Effective Date, the License Agreement shall terminate and all rights and obligations thereunder shall be extinguished.

          9.8 ENTIRE AGREEMENT; AMENDMENT. This Agreement sets forth all of the covenants, promises, agreements, warranties, representations, conditions and understandings between the parties hereto with respect to the subject matter of this Agreement, and supersedes and terminates all prior agreements and understanding between the parties with respect to the subject matter of this Agreement, including the License Agreement. There are no covenants, promises, agreements, warranties, representations, conditions or understandings with respect to the subject matter hereof, either oral or written, between the parties other than as set forth herein. No subsequent alteration, amendment, change or addition to this Agreement shall be binding upon the parties hereto unless reduced to writing and signed by the respective authorized officers of the parties.

          9.9 RELATIONSHIP OF THE PARTIES. It is expressly agreed that CORVAS and OCD shall be independent contractors and that the relationship between the two parties shall not constitute a partnership, joint venture or agency of any kind. Neither party shall have the authority to make any statements, representations or commitments of any kind, or to take any action, which shall be binding on the other, without the prior written authorization of the other party.

          9.10 NOTICES. Any notices or communications provided for in this Agreement to be made by either of the parties to the other shall be in writing and delivered personally or sent by United States mail, registered or certified, postage paid, by overnight delivery service such as FedEx or UPS or by facsimile, with confirmation of receipt, addressed as follows:

 If to CORVAS:                               CORVAS INTERNATIONAL, INC.
                                             3030 Science Park Road
                                             San Diego, CA 92121
                                             Attn: Corporate Secretary
                                             Phone No. (619) 455-9800
                                             Fax No. ( 619) 455-7895

 If to OCD or LIFESCAN:                      JOHNSON & JOHNSON
                                             One Johnson & Johnson Plaza
                                             New Brunswick, NJ 08933-7003
                                             Attn: Gerard Vaillant
                                             Company Group Chairman
                                             Phone No. (908) 218-8601
                                             Fax No. ( 908) 704-3905

          Either party may by like notice specify or change an address to which notices and communications shall thereafter be sent. Notices sent by facsimile shall be effective upon confirmation of receipt, notices sent by mail or overnight delivery service shall be effective upon receipt, and notices given personally shall be effective when delivered.

          9.11 HEADINGS. The captions contained in this Agreement are not a part of this Agreement, but are merely guides or labels to assist in locating and reading the several Articles hereof.

          9.12 COUNTERPARTS. This Agreement may be executed in two or more Counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          In Witness Whereof, the parties have executed this Agreement as of the date first set forth above.

 CORVAS INTERNATIONAL, INC.                     ORTHO-CLINICAL DIAGNOSTICS, INC.

 /s/ RANDALL E. WOODS  11-6-98                  /s/ GERARD VAILLANT
 -----------------------------                  -------------------
 Randall E. Woods                               Gerard Vaillant
 President and Chief Executive Officer          Chairman












                                License Agreement


                                                           EXHIBIT A
                                                           ---------
                                                      CORVAS PATENT RIGHTS
                                                      --------------------

-----------------------------------------------------------------------------------------------------------------------------------
Docket No.        Title                                                   Serial Number        Filing Date
Appl. Type        (Inventor)                                              PATENT NUMBER        (Issue Date)        Status
-----------------------------------------------------------------------------------------------------------------------------------
[***]             [***]                                                   07/612,118           [***]               [***]
-----------------------------------------------------------------------------------------------------------------------------------
[***]             [***]                                                   08/126,668           [***]               [***]
-----------------------------------------------------------------------------------------------------------------------------------
[***]             [***]                                                   08/427,683           [***]               [***]
-----------------------------------------------------------------------------------------------------------------------------------
195/185           Tissue factor based prothrombin time reagent(Brown)     07/784,326           10-29-91            ISSUED PATENT
CIP                                                                       US5,314,695          (5-24-94)
-----------------------------------------------------------------------------------------------------------------------------------
195/185PCT        [***]                                                   PCT                  [***]               [***]
                                                                          US91/08174
-----------------------------------------------------------------------------------------------------------------------------------
[***]             [***]                                                   EPO                  [***]               [***]
                                                                          92901065
-----------------------------------------------------------------------------------------------------------------------------------
[***]             [***]                                                   JPN                  [***]               [***]
                                                                          501271/1992
-----------------------------------------------------------------------------------------------------------------------------------
[***]             [***]                                                   CAN                  [***]               [***]
                                                                          2096109
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

----------
***Confidential Treatment Requested.


-----------------------------------------------------------------------------------------------------------------------------------
Docket No.        Title                                                   Serial Number        Filing Date
Appl. Type        (Inventor)                                              PATENT NUMBER        (Issue Date)        Status
-----------------------------------------------------------------------------------------------------------------------------------
[***]             [***]                                                   AUS                  [***]               [***]
                                                                          90907/91
-----------------------------------------------------------------------------------------------------------------------------------
[***]             [***]                                                   AUS                  [***]               [***]
                                                                          44489/96
-----------------------------------------------------------------------------------------------------------------------------------
[***]             [***]                                                   FIN                  [***]               [***]
                                                                          932148
-----------------------------------------------------------------------------------------------------------------------------------
[***]             [***]                                                   IRE                  [***]               [***]

-----------------------------------------------------------------------------------------------------------------------------------
[***]             [***]                                                   KOR                  [***]               [***]
                                                                          701454/93
-----------------------------------------------------------------------------------------------------------------------------------
[***]             [***]                                                   MEX                  [***]               [***]

-----------------------------------------------------------------------------------------------------------------------------------
195/185NZ*        Tissue factor based prothrombin time reagent(Brown)     NZ240577             11-13-91            ISSUED PATENT
                                                                          (NZ240577)           (11-5-96)
-----------------------------------------------------------------------------------------------------------------------------------
195/185-D1NZ      Tissue factor based prothrombin time reagent(Brown)     NZ264,556              -  -94            ISSUED PATENT
DIV                                                                       (NZ264,556)          (11-6-96)
-----------------------------------------------------------------------------------------------------------------------------------
[***]             [***]                                                   NOR                  [***]               [***]
                                                                          931708
-----------------------------------------------------------------------------------------------------------------------------------
[***]             [***]                                                   POR                  [***]               [***]
                                                                          99499
-----------------------------------------------------------------------------------------------------------------------------------

*Indicates application was filed directly in national patent office; not through PCT.

----------
*** Confidential Treatment Requested.